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                                                                EXHIBIT 10.14.4

            AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT
                             DATED JANUARY 7, 2000

         This Amendment No. 3 dated as of January 7, 2000 ("Amendment") is among Schweitzer-Mauduit International, Inc., a Delaware corporation ("Company" or "Guarantor"), Schweitzer-Mauduit France S.A.R.L., a French corporation ("SMF"), PDM Industries, S.N.C., a French corporation ("PDM", together with the Company and SMF, the "Borrowers"), the banks party hereto ("Banks") and Societe Generale, as agent for the Banks ("Agent").

                                  INTRODUCTION

         A. The Borrowers, the Guarantor, the Banks and the Agent are party to the Amended and Restated Credit Agreement dated as of January 30, 1998, as amended by Amendment No. 1 dated as of January 29, 1999 and Amendment No. 2 dated as of May 6, 1999 (as amended, the "Credit Agreement").

         B. The Borrowers have requested that the Banks agree to (1) extend the Maturity Date of the U.S. Revolving Commitments and the French Revolving Commitments under the Credit Agreement from January 28, 2000 to January 26, 2001 and (2) make certain other amendments to the Credit Agreement.

         THEREFORE, the Borrowers, the Guarantor, the Agent and the Banks hereby agree as follows:

         Section 1. Definitions; References. Unless otherwise defined in this Amendment, terms used in this Amendment which are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement.

         Section 2. Amendments. Upon the satisfaction of each of the conditions precedent set forth in Section 4 below, the Credit Agreement is hereby amended as follows:

         (a) Section 1.01 of the Credit Agreement is hereby amended as follows:

                  (i) by deleting the date "January 28, 2000" in the definition of "Maturity Date" and replacing it with the date "January 26, 2001"; and

                  (ii) by deleting the percentage ".45%" in the definition of "Applicable Margin" and replacing it with the percentage ".75%".

         (b) Section 2.03(a) of the Credit Agreement is hereby amended as follows:

                  (i) by deleting the percentage ".15%" and replacing it with the percentage ".20%"; and


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                  (ii)     by deleting the date "March 31, 1999" and replacing
         it with the date "March 31, 2000".

         (c) Section 6.09(vi) of the Credit Agreement is amended in its entirety as follows:

                  (vi) Debt of SMS and Schweitzer-Mauduit do Brasil S.A. in an aggregate principal amount not to exceed $7,500,000.

         Section 3. Representations and Warranties. The Borrowers and the Guarantor represent and warrant to the Agent and the Banks as of the date hereof:

         (a) Any representations and warranties set forth in the Credit Agreement and in the other Credit Documents (other than those made as of a specific date) are true and correct in all material respects;

         (b) (i) The execution, delivery and performance of this Amendment are within the corporate power and authority of the Borrowers and the Guarantor and have or will have been duly authorized by appropriate proceedings and (ii) this Amendment constitutes a legal, valid, and binding obligation of the Borrowers and the Guarantor enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity;

         (c) No Default or Event of Default has occurred and is continuing;and

         (d)      No Potential Phaseout Event has occurred.

         Section 4. Effectiveness. This Amendment shall become effective and the Credit Agreement shall be amended as provided in Section 2 of this Amendment when the Agent shall have received this Amendment duly and validly executed by the Borrowers, the Agent and the Banks.

         Section 5. Reaffirmation of Guaranty. The Company hereby reaffirms its obligations under Article VIII of the Credit Agreement and agrees to remain liable for the repayment of the Guaranteed Obligations (as defined therein), as such Guaranteed Obligations have been amended hereby.

         Section 6. Choice of Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

         Section 7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original.


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         EXECUTED as of the date first set forth above.

                                     BORROWERS:

                                     SCHWEITZER-MAUDUIT INTERNATIONAL, INC.

                                     By:
                                        ---------------------------------------
                                     Wayne H. Deitrich
                                     Chairman and Chief Executive Officer

                                     SCHWEITZER-MAUDUIT FRANCE S.A.R.L.

                                     By:
                                        ---------------------------------------
                                     Jean-Pierre Le Hetet
                                     Gerant (Manager)

                                     PDM INDUSTRIES S.N.C.

                                     By: Papeteries de Mauduit S.A., as Manager

                                     By:
                                        ---------------------------------------
                                     Jean-Pierre Le Hetet
                                     Legal Representative


                                     GUARANTOR:

                                     SCHWEITZER-MAUDUIT INTERNATIONAL, INC.

                                     By:
                                        ---------------------------------------
                                     Wayne H. Deitrich
                                     Chairman and Chief Executive Officer


                                     AGENT:

                                     SOCIETE GENERALE

                                     By:
                                        ---------------------------------------
                                     Nicolas Guerin
                                     Vice President


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                                     BANKS:

                                     SOCIETE GENERALE

                                     By:
                                        ---------------------------------------
                                     Nicolas Guerin
                                     Vice President

                                     BANQUE NATIONALE DE PARIS

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------

                                     CREDIT LYONNAIS

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------

                                     NATEXIS BANQUE

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------

                                     SUNTRUST BANK, ATLANTA

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------

                                     WACHOVIA BANK, N.A.

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------


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